UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2003

        KANA Software, Inc.
(Exact name of registrant as specified in its charter)

        Delaware
(State of Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(I.R.S. Employer Identification Number)

181 Constitution Drive
      Menlo Park, California 94025
(Address of principal executive offices, including zip code)

        (650) 614-8300
(Registrant's telephone number, including area code)

        Not Applicable
(Former name or former address, if changed since last report)

Item 5: OTHER EVENTS

On June 26, 2003 KANA issued a press release announcing its preliminary financial results for the fiscal quarter ending June 30, 2003 and certain other information. This press release has been attached as Exhibit 99.1 herein and is incorporated herein by this reference.

Item 7: FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed herewith:

99.1 Press release dated June 26, 2003 by KANA

SIGNATURE

Pursuant to the requirement of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 26, 2003

KANA Software, Inc.

By:	/s/ John Huyett

John Huyett
Executive Vice President and Chief Financial Officer